Exhibit 10.3

EXECUTION COPY

CAPMARK FINANCIAL GROUP INC.

as Issuer

the ADDITIONAL SUBSIDIARY GUARANTORS named herein

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

6.300% SENIOR NOTES DUE 2017

SECOND SUPPLEMENTAL INDENTURE

Dated as of June 3, 2009

to

INDENTURE

Dated as of May 10, 2007

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of June 3, 2009 among Capmark Affordable Equity Holdings Inc., a Colorado corporation and an indirect subsidiary of Capmark Financial Group Inc., a Nevada corporation (the “Issuer”), Summit Crest Ventures LLC, a Delaware limited liability corporation and an indirect subsidiary of the Issuer and Capmark REO Holding LLC, Delaware limited liability corporation and an indirect subsidiary of the Issuer (each an “Additional Subsidiary Guarantor” and together, the “Additional Subsidiary Guarantors”), the Issuer and Deutsche Bank Trust Company Americas, as Trustee under the Indenture (the “Trustee”).

WITNESSETH:

WHEREAS the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture (the “Indenture”), dated as of May 10, 2007, providing for the issuance of 6.300% Senior Notes Due 2017 (the “Notes”);

WHEREAS, Section 4.03 and Section 10.06 of the Indenture provide that under certain circumstances the Issuer shall cause the Additional Subsidiary Guarantors to execute and deliver to the Trustee a guaranty agreement pursuant to which the Additional Subsidiary Guarantors shall Guarantee payment of the Notes on the same terms and conditions as those set forth in Article 10 of the Indenture; and

WHEREAS, pursuant to Section 9.01(iv) of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Additional Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

SECTION 1.  Capitalized Terms.  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

SECTION 2.  Guarantees.  Each Additional Subsidiary Guarantor hereby agrees, jointly and severally with all other Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture.

SECTION 3.  Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 4.  Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.  Trustee Makes No Representation.  The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

SECTION 6.  Counterparts.  The parties may sign any number of copies of this Second Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 7.  Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction of this Second Supplemental Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

CAPMARK FINANCIAL GROUP INC.

By:	/s/ Gregory J. McManus
Name:	Gregory J. McManus
Title:	Chief Financial Officer and
Executive Vice President

CAPMARK AFFORDABLE EQUITY HOLDINGS INC.

By:	/s/ Gregory J. McManus
Name:	Gregory J. McManus
Title:	Executive Vice President

SUMMIT CREST VENTURES LLC

By:	/s/ Anne E. Kelly
Name:	Anne E. Kelly
Title:	Assistant Treasurer

CAPMARK REO HOLDING LLC

By:	/s/ Anne E. Kelly
Name:	Anne E. Kelly
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee
By Deutsche Bank National Trust Company

By:	/s/ Kenneth D. Ring
Name:	Kenneth D. Ring
Title:	Vice President

By:	/s/ Irina Golovashchuk
Name:	Irina Golovashchuk
Title:	Assistant Vice President